EXHIBIT 99.13

Covius, LLC and Covius Real Estate Services, LLC (collectively, “Covius”) Executive Summary

Executive Summary

(1) Type of Assets.

Covius, LLC (“Covius”) and Covius Real Estate Services, LLC (“CRES”) performed the due diligence services described below on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) by Invictus Residential Pooler, L.P. (the “Client”).  The loan reviews were conducted from June 2015 through March 2016 by Covius and from March 2016 through October 2016 by CRES.

(2) Number of Assets.

There were 238 assets in the loan population.

(3) Review Process.

In some cases, Covius or CRES performed a pre-closing credit review of certain assets. Out of 238 assets located within the loan population, a pre-closing credit review was performed on 205 assets, which represent 86.13% of the total assets located within the loan population. The pre-closing review included a credit re-underwrite of the loan according to the lender’s guidelines. Each loan was graded based upon the findings of the loan review and adherence to the requirements set forth in the applicable lenders’ or clients’ underwriting guidelines and credit matrices at the time of the review. All pre-closing credit reviews were graded on a “Meets Guidelines” or “Does Not Meet Guidelines” level, and the required conditions were provided to the Client for review.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due-Diligence Criteria, in addition to the credit review grading disclosed above of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Kroll Bond Rating Agency, Inc.	U.S. RMBS Rating Methodology, July 7, 2016
Morningstar, Inc.	RMBS Ratings Methodology, October 31, 2016
S&P Global, Inc.	Incorporating Third-Party Due Diligence Results Into The U.S. RMBS Rating Process, March 14, 2012

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(3) Guidelines.

The 238 assets reviewed in the loan population were reviewed to three different lenders or aggregator guidelines. The majority of the assets 220 or 92.44% of the population were reviewed to the Verus Mortgage Capital Underwriting Guidelines on a flow basis and the remaining 18 loans or 7.56% of the population were reviewed to the Angel Oak or Greenbox Underwriting Guidelines on bulk purchases. The following are the applicable guidelines, with guideline revision dates for the loans in the population.

Underwriting Guideline	Lender/Correspondent or Aggregator	Count
Credit Ascent	Verus Mortgage Capital	192
Investor Solutions	Verus Mortgage Capital	28
Angel Oak Portfolio Select	Angel Oak Home Loans	7
Angel Oak Non-Prime	Angel Oak Home Loans	6
Greenbox 5000	Greenbox Loans, Inc.	5
Total		238

Guideline Revision Dates
Verus Mortgage Capital
1/8/2015
5/4/2015
6/1/2015
7/1/2015
9/21/2015
11/15/2015
2/23/2016
7/25/2016

(5) Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 238 mortgage loans with an aggregate original principal balance of approximately $118,958,739. The mortgage loans were originated from June 11, 2015 to October 5, 2016 by numerous correspondents, with 62.61% of portfolio being originated by three correspondents. A statistical representation of the top correspondent’s contribution to the portfolio is disclosed in the table below:

Correspondent Name	Count	Percentage of Pool
OCMBC	52	21.85%
Calculated Risk Analytics	51	21.43%
Integrity First Financial Group	46	19.33%
Other Correspondents	89	37.39%
Total	238	100.00%

(6) Asset Review

In connection with the credit re-underwrite, Covius or CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and/or Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income: Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines and debt to income requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

Covius or CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

On 7/25/2016, the Client updated its underwriting guidelines to include the following valuation requirements: “An enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Appraisal Review Product value is more than 10% below the appraised value, a second appraisal is required.” For loan applications taken on or after 7/25/2016, CRES reviewed the lender’s loan file to ensure compliance with the Client’s underwriting guidelines noted above. All ARR or CDA documentation provided by a client approved AMC vendor was recorded by Covius or CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For loans that did not maintain an acceptable enhanced desk review product, Covius or CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

Certain assets contained initial application dates prior to and after October 3, 2015 (effective date of the Consumer Financial Protection Bureau (CFPB) TILA-REPSA Integrated Disclosure (TRID) Rule). Please note that in regards to TRID testing, Covius and CRES has augmented its review scope based on internal and external counsel recommendations and rule interpretations. Continued revisions of review scope as it relates to TRID will continue to take place as additional formal and informal guidance is provided by the CFPB.

Covius or CRES reviews include comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees, provides a fee tolerance comparison across all LE’s and CD’s and cross checks LE’s and CD’s for the following items:

Initial Loan Estimate

i.	Notice of Intent to Proceed confirmation is visible within the file.
ii.	LE includes Originator’s information, including the Loan Originator’s NMLS ID, e-mail address and telephone number.
iii.	LE Page 1 “Can this amount increase after closing?” “NO” if FIXED, “YES, until…” if ARM.
iv.	Intent to Proceed signed before Closing Cost Exp. Date (shown below RATE LOCK field; if not, re-disclosure is required).
v.	For unlocked loan, RATE LOCK field is marked “NO”.
vi.	For locked loan, LE disclosure provided within 3 days of the lock date.
vii.	For locked loan, “RATE LOCK” field marked “YES, until….”
viii.	Loan amount, rate, charge/credit, and term match data provided.
ix.	LE Page 1 Estimated Taxes, Insurance & Assessments” correctly reflects impounds/escrows (whether or not included in escrow and if so, the dollar amount).
x.	Estimated Closing Costs on Pg. 1 matches J. Total Closing Costs on Page 2.
xi.	If FHA OR Conv (LTV > 80%) monthly/upfront MI is included on LE.
xii.	LE Page 2 “Origination Charges” includes only the fees shown on the fees matrix (lender specific allowable origination fees).
xiii.	Service Provider form dated same as initial LE prep date.
xiv.	Service Provider form shows name, address and telephone number (i.e., Escrow, Title, Survey and Inspection).
xv.	Assumption – based on the language in the Note, “will not” box is marked if not assumable or “will allow” box is marked if assumable.
xvi.	Late Payment is disclosed to borrower.
xvii.	Servicing intent is disclosed to the borrower.
xviii.	Appraisal statement is disclosed to borrower.
xix.	Homeowner’s Insurance statement is disclosed to borrower.
xx.	Refinance statement is disclosed to borrower.
xxi.	If Refinance, statement with regard to Liability after Foreclosure is disclosed to borrower.
xxii.	Confirm that either borrower has signed “Confirm Receipt” box or if no “Confirm Receipt,” the following is provided in Other Considerations: “You do not have to accept this loan because you have received this form or signed a loan application.”

Loan Estimate (LE) – Re-disclosed

i.	Change of Circumstance in file, dated and signed within 3 days of the change.
ii.	Change of Circumstance form lists changing circumstances (i.e., lock).
iii.	Change of Circumstance lists each change with previous and revised amounts, and with MI payment changes.

iv.	Re-disclosed LE dated within 3 days of the Change.
v.	LE Page 3 includes Originator’s information, including the Loan Originator’s e-mail, address, NMLS ID and telephone number.
vi.	LE Page 1 “Can this amount increase after closing?” = “NO” if FIXED “YES, until…” if ARM.
vii.	For unlocked loan, RATE LOCK field is marked “NO”.
viii.	For locked loan, “RATE LOCK” field marked “YES, until….”
ix.	Loan amount, rate, credit/charge and term match data provided.
x.	LE Page 1 Estimated Taxes, Insurance & Assessments” correctly reflects impounds/escrows (whether or not included in escrow and if so, the dollar amount).
xi.	“Estimated Cash to Close” on Page 1 matches same field on Page 2.
xii.	If FHA OR Conv (LTV > 80%), MI is included on LE.
xiii.	LE Page 2 “Origination Charges” includes only the fees shown on the fees matrix (lender-specific allowable origination fees).

Closing Disclosure – Initial + Re-disclosed

i.	CD in file.
ii.	Assumption – based on the language in the Note, “will not” box is marked if not assumable or “will allow” box is marked if assumable.
iii.	CD Closing Information section (Page 1) reflects date issued, closing date and disbursement date.
iv.	CD Closing Information section (Page 1) shows settlement agent’s name and file number.
v.	CD Closing Information section (Page 1) shows sales price (for purchase) or estimated value (for refinance).
vi.	CD Transaction Information section (Page 1) reflects borrower name and address, seller (for purchase), and lender.
vii.	CD Loan Information section and Loan Terms Section (Page 1) are complete and match data and last LE (specifically, Loan Term, Loan Amount, and Interest Rate).
viii.	Conv: If Mortgage Insurance applicable, MIC number field reflects MI policy number.
ix.	CD Calculating Cash to Close section (Page 3) “Loan Estimate” and “Final” columns are completed and Loan Estimate matches latest Loan Estimate provided to borrower.
x.	CD Escrow Account section (Page 4) the appropriate escrow account box is marked and if declined, check the reason why.
xi.	CD Contact Information section (Page 5) is completed with all parties to the loan.
xii.	CD Partial Payment section (Page 4) the appropriate box is marked whether lender accepts partial payments.
xiii.	CD Demand Feature section (Page 4) the appropriate box is marked whether demand feature or not.
xiv.	CD Late Payment section (Page 4) is disclosed to borrower.
xv.	CD Negative Amortization section (Page 4) the appropriate box is marked whether there is negative amortization.
xvi.	CD Security Interest section (Page 4) includes Property Address.
xvii.	CD Liability after Foreclosure section (Page 5) the appropriate box is checked whether state law does or not protect the borrower for liability of unpaid balance.
xviii.	Confirm that either borrower has signed “Confirm Receipt” box or if no “Confirm Receipt,” the following is provided in Other Disclosures: “You do not have to accept this loan because you have received this form or signed a loan application.”

In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post-TRID compliance testing. Note that the pool of loans contains some assets that are classified as “business purpose”. In such cases certain compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Covius and CRES utilizes a third party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related test were completed within the third party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)	Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA "Your Credit or Charge" (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state license-based consumer lending and licensing laws and regulations tests were also completed using the third party compliance software.

General Ability to Repay

Covius reviewed and CRES reviews all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan, (ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully-indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal), (iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi)  Debts, alimony, and child-support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, Covius or CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following five categories: (i) QM/non Higher Priced Mortgage Loan (safe harbor): Loans that meet the rule's definition of a QM and are eligible for safe harbor protection, (ii) QM/High Priced Mortgage Loan (rebuttable presumption): Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection, (iii) Non-QM Compliant: Loans that do not meet the QM definition but fully comply with the ATR rule, (iv) Non QM/Non-Compliant: Loans that do not meet the QM definition and do not comply with the ATR rule, and (v) Not Covered/Exempt: Loans that are not covered by the rule.

Note that Covius or CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors included, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	29	12.18%
Initial Application Date prior to October 3, 2015	30	12.61%
Covius/CRES Level II TRID Review	179	75.21%

Document Review

Covius or CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

•	Appraisal.
•	Asset documentation.
•	Changed circumstance documentation.
•	Credit report.
•	FACTA disclosures.
•	Final 1003.
•	Final HUD-1/Closing Disclosure(s).
•	Hazard and/or flood insurance policies.
•	HUD from sale of previous residence.
•	Homeownership counseling organizations disclosure.
•	Income and employment documentation.
•	Initial and final GFE’s.
•	Initial application (1003).
•	Initial escrow disclosure.
•	Initial TIL.
•	Loan Estimate(s).
•	Mortgage Insurance.
•	Mortgage/Deed of Trust.
•	Note.
•	Notice of Special Flood Hazards.
•	Right of Rescission Disclosure.

•	Sales contract.
•	Tangible Net Benefit Disclosure.
•	Title/Preliminary Title.
•	Written List of Service Providers.

(7) Credit, Property Valuation and Compliance Results

Covius or CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by Covius or CRES. When data was available, the following data elements were compared:

Appraised Value	Margin	Property City
CLTV	Note Date	Property State
DTI	Note Lookback	Property Zip
First Payment Date	Occupancy	Purpose
Interest Rate	Original Balance	QM Type
Lien Position	P&I Payment	Term
LTV	Product Type

(8) Tape Data Compare Results

The aggregator provided Covius and/or CRES with loan level data regarding the mortgage loans for the data integrity check.  The aggregator received the data directly from sellers through loan registrations in its system or via data tape.  In most cases, loans are registered before closing and prior to any pre-funding guideline review.  In many cases, a pre funding guideline review was completed, the loan was closed and a completely independent pre-purchase re-underwrite and diligence review was completed after the time of registration.

Of the 238 mortgage loans reviewed, 188 unique mortgage loans had tape discrepancies across nineteen data fields (some mortgage loans had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name.

Field Compare	Yes	No	Total
P&I Payment	90	148	238
Note Lookback	89	149	238
DTI	77	161	238
Note Date	61	177	238
Margin	30	208	238
Appraised Value	18	220	238
Product Type	14	224	238
First Payment Date	13	225	238
Purpose	12	226	238
CLTV	10	228	238
LTV	8	230	238
Property City	4	234	238
Interest Rate	2	236	238
Occupancy	2	236	238
Original Balance	1	237	238
Property Zip	1	237	238
Lien Position		238	238
Term		238	238
Property State		238	238

QM Type: Tape data was not provided
DTI Variance Threshold Applied: 3%

Certain P&I (Principle & Interest) Payment variances are a result of the tape data providing the “Total Primary Housing Expenses (which includes the taxes and insurance) instead of the disclosed Principle & Interest Payment.

Note Lookback variances are generally the result of the correspondent not providing the data element for comparison purposes.

Total Debt Ratio variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(9) Credit, Compliance and Property Valuation Results

Credit Results Summary

All the mortgage loans in the securitization have a Credit grade of “B” or higher and 45.80% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all 129 Credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	109	45.80%
B	129	54.20%
Total	238	100.00%

Compliance Valuation Results Summary

Approximately 99.16% of all mortgage loans by number received an “A” or “B” compliance grade. There were 59 loans that failed compliance, however subsequent documentation was provided to cure or change the compliance rating to align with Agency and the SFIG RMBS 3.0 TRID Matrix guidance published. Additionally, there were two (2) loans that received a compliance grade of “C” as a result of non-cured or non-curable TRID violations.

NRSRO Grade	Loan Count	Percentage
A	177	74.37%
B	59	24.79%
C	2	0.84%
Total	238	100.00%

Property Valuation Results Summary

Approximately 99.58% of the loans have a Property/Valuation grade of B or higher and 86.55% of the mortgage loans by number have a Property/Valuation grade of “A.” There was 1 loan that had an AVM and an Enhanced Desk Reviews of greater than -10%. In this case, a field review order was placed, but the field review could not be filled due to the location of the property. In all other cases, Enhanced Desk Reviews Field Reviews and/or Second Appraisals were ordered or obtained resulting in the original “C” grades being removed.

NRSRO Grade	Loan Count	Percentage
A	206	86.55%
B	31	13.03%
C	1	0.42%
Total	238	100.00%

Overall Results Summary

Approximately 98.74% of all loans by number received an “A” or “B” overall grade and 1.26% of all loans by number received an overall grade of “C”.

NRSRO Grade	Loan Count	Percentage
A	79	33.19%
B	156	65.55%
C	3	1.26%
Total	238	100.00%

(10) Pool Stratification Summary

Lien Position	Count	Percentage
First	238	100.00%
Total	238	100.00%

Note Type	Count	Percentage
ARM	196	82.35%
Fixed	42	17.65%
Total	238	100.00%

Occupancy	Count	Percentage
Owner Occupied	197	82.77%
Non-Owner Occupied	29	12.19%
Second Home	12	5.04%
Total	238	100.00%

Purpose	Count	Percentage
Purchase	162	68.07%
Rate Term Refi	26	10.92%
Refi - Cash Out	50	21.01%
Total	238	100.00%

Property Type	Count	Percentage
2-4 Family	12	5.04%
Condo	27	11.34%
PUD	58	24.37%
Single Family Attached	1	0.42%
Single Family Detached	138	57.98%
Townhome	2	0.84%
Total	238	100.00%

Debt to Income	Count	Percentage
0-10%	6	2.52%
10%-20%	19	7.98%
20%-30%	38	15.97%
30%-40%	92	38.66%
40%-50%	75	31.51%
50%-55%	8	3.36%
Total	238	100.00%

Loan to Value	Count	Percentage
10%-20%	1	0.42%
20%-30%	1	0.42%
30%-40%	10	4.20%
40%-50%	13	5.46%
50%-60%	22	9.24%
60%-70%	33	13.87%
70%-80%	89	37.39%
80%-90%	69	28.99%
Total	238	100.00%

State	Count	Percentage
CA	128	53.78%
FL	28	11.76%
IL	17	7.14%
TX	14	5.88%
GA	9	3.78%
NV	7	2.94%
NJ	6	2.52%
WA	5	2.10%
CO	4	1.68%
SC	3	1.26%
TN	2	0.84%
AZ	2	0.84%
PA	2	0.84%
MI	2	0.84%
NC	2	0.84%
OR	1	0.42%
OH	1	0.42%
NY	1	0.42%
KY	1	0.42%
WI	1	0.42%
MD	1	0.42%
IN	1	0.42%
Total	238	100.00%

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